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Keystone Hartwell Growth Fund
Seeks capital appreciation from growth stocks with above-average appreciation potential.


Dear Shareholder:

We would like to take this opportunity to report on your Fund's performance for the twelve-month period which ended September 30, 1995.

Performance

For the twelve-month period which ended September 30, 1995, your Fund produced the following total returns.

   Class A shares returned 23.28%.

   Class B shares returned 22.10%.

   Class C shares returned 22.04%.

   The Standard & Poor's 500 Index (S&P 500), a broad index of common stocks, returned 29.75% for the same period.

   Your Fund appreciated solidly throughout the twelve-month period, with the strongest gains coming in the last six months. At the beginning of 1995, the market environment became more favorable, with strong results reported by multinational companies. Many of these companies derive significant revenues from foreign operations. As the U.S. dollar declined at the start of the year, many multinational companies reported stronger than expected earnings. Your Fund continued to focus on attractive growth companies but had fewer multinationals that benefited from the favorable foreign currency effects. Nevertheless, we think your Fund provided very good returns for the period.

   Your Fund's portfolio manager, William C. Miller, IV, president of J.M. Hartwell, LP, has refined a time-tested approach to investing in growth companies. His strategy includes a stock-by-stock analysis of company finances, products, management, and markets. During the twelve-month period, a large portion of your Fund's returns came from the broad area of technology, which encompasses software, semiconductor, and communications and equipment manufacturers. Following our letter to you, Mr. Miller discusses his recent strategy.

   We appreciate your continued support of Keystone Hartwell Growth Fund. If you have any questions or comments about your Fund, we encourage you to write us.

Sincerely,


[Elfner, III Signature]                       [Bissell Signature]


Albert H. Elfner, III                         George S. Bissell
Chairman and President                        Chairman of the Board
Keystone Investments, Inc.                    Keystone Funds

November 1995

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Keystone Hartwell Growth Fund

                                 A Report From
                                Your Fund Manager

       William C. Miller, IV, president of J.M. Hartwell, LP, is portfolio manager of your Fund. Mr. Miller has more than 25 years of investment management experience. He holds a BA from Williams
                  College and MBA from Harvard Business School.

To the Fund's Shareholders:

   During the twelve-month period, growth stocks rose in value. Returns were affected by changes in the economic environment and fluctuations in interest rates. In the fourth quarter of 1994, strong economic growth and higher interest rates generated wide stock price fluctuations. In the second quarter of 1995, the economic environment took a more positive turn for growth stocks. The pace of economic growth slowed, interest rates declined, and prices of growth stocks rose in value.

   Throughout the twelve-month period, we maintained our strategy of investing in the stocks of rapidly growing companies that we believe have the potential to provide earnings growth rates of at least 20% a year. We continued to base our investment decisions on the merits of individual companies and found attractive opportunities in several industries. These included companies in the technology, finance, business services operations, and media industries.

The Reindustrialization Of America

Throughout the 1990s, many American companies have made major changes in the way they conduct business. To be more competitive in the global economy, these companies have streamlined their businesses, cut costs, reduced their labor forces, and have turned to technology in order to become more productive. Many of the companies in which we invested have benefited from this trend toward productivity. In numerous instances, these technology companies are developing the products and services that enhance the productivity of corporate America. At the end of the twelve-month period, approximately 38% of your Fund's net assets were invested in technology companies. We include software, semiconductor, and communications and equipment in the technology sector.

   Intel and Motorola continued to be among your Fund's largest holdings. These two companies produce semiconductors--electronic microcomputer components--that are an integral part of personal computers, automobiles, appliances and other products. Intel's Pentium chip is the basis for the fastest new personal computers. In addition to semiconductors, Motorola also makes a wide range of products for the communications industry including wireless communications products such as phones and pagers.

   Microsoft, which was profiled in previous reports, has been a staple in the portfolio for more than eighteen months. The company continues to be an industry leader and dominates the personal computer software market. We expect Microsoft's newest software product, Windows '95, which was introduced in the third quarter of 1995, to boost the company's profits.

   We added to the Fund's position in Cabletron Systems. This company is an equipment manufacturer that produces networking devices that can transmit data at high speeds among computers. Because more and more businesses want their computers connected with one another, we believe Cabletron's products are in demand. We think Cabletron has the potential to grow at a rate of 30% a year.

   While most technology stocks produced strong gains during the twelve months, some failed to live up to our expectations. Compuware, a producer of soft-


------------------------------------------------------------------------------
Fund Profile

Objective: Seeks capital appreciation from growth stocks with above-average appreciation potential.
Commencement of investment operations: March 31, 1966
Number of stocks: 25
Net assets: $22 million
------------------------------------------------------------------------------

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Top 10 Holdings
as of September 30, 1995

                                                                   Percent
                                                                   of net
Stock                               Industry                       assets
-----------------------------------------------------------------------------
Motorola                            Communications & equipment      10.0
-----------------------------------------------------------------------------
Intel                               Semiconductor                    8.0
-----------------------------------------------------------------------------
Microsoft                           Computer software                7.3
-----------------------------------------------------------------------------
Vodafone ADR                        Cellular                         6.6
-----------------------------------------------------------------------------
Cabletron Systems                   Communications & equipment       6.2
-----------------------------------------------------------------------------
Great Lakes Chemical                Chemicals                        5.6
-----------------------------------------------------------------------------
Capital Cities/ABC                  Cable/media                      5.2
-----------------------------------------------------------------------------
Reuters Holding ADR                 Business services                4.9
-----------------------------------------------------------------------------
American International Group        Insurance                        4.5
-----------------------------------------------------------------------------
DSC Communications                  Communications & equipment       4.5
-----------------------------------------------------------------------------

ware for mainframe computers, made an acquisition which we believed would be beneficial to the company over the long term. But, as it became apparent that the acquisition was not going to work out, we sold the stock. As part of our selling discipline, when the reasons for holding a stock are no longer valid, we are quick to remove it from the portfolio.

Mortgage Companies Benefit From Deregulation

At the end of the period, about 10% of net assets were invested in mortgage companies. We added Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), and MGIC Investment Corporation to the portfolio. We believe these stocks were undervalued and should benefit from lower interest rates and from government deregulation. Until recently, the government looked as though it would interfere in the operations of Fannie Mae and Freddie Mac. The intrusion of government now appears less likely. Both companies are benefitting from the increased use of technology to lower mortgage origination costs.

   MGIC provides private mortgage insurance to home buyers. Generally, home buyers are required to make down payments of 20% of the purchase price on a new home or they must purchase mortgage insurance. For many years, U.S. armed forces personnel who couldn't meet the 20% requirement could have their mortgages guaranteed by the Veterans Administration (VA). Over the past several years, the VA has been reducing the number of mortgages it guarantees, creating a new market for private mortgage insurers. Because relatively few buyers make 20% down payments on homes, MGIC's business and market share are rapidly increasing.

Other Additions To The Portfolio

We invested in Ceridian, a business services company, that serves two different areas. Ceridian has a funds transfer business--a data bank which transfers money for stores, truck drivers, and gambling casinos to banks. It also has a subsidiary which provides payroll tax processing services for companies. Ceridian is attempting to capitalize on the trend by many companies to "outsource" specific tasks or operations. Outsourced functions are often performed more efficiently by smaller firms and at a lower cost than in-house departments.

   We also added Tele-Communications/Liberty Media Group to the portfolio. The company creates programming for a variety of cable television networks, including the Discovery Channel. It also invests in and manages a number of companies that develop products for the movies, cable television, and videos. It owns a 20% position in Turner Broadcasting. We believe the stock is attractive because we expect it to benefit from the deregulation trend in the media industry and from the growth of cable television.

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Keystone Hartwell Growth Fund

Taking Profits

We reduced the Fund's position in Great Lakes Chemical from 23% on March 31 to about 6% of net assets on September 30, 1995. The company continues to be among your Fund's top ten holdings. However, the smaller position makes the Fund less susceptible to the stock's price movements. Great Lakes, a manufacturer of bromine and brominated chemicals, has been part of the portfolio for more than ten years. It has been a solid contributor to your Fund's returns, and we expect it will continue to have a positive effect on your Fund, although at a reduced position in the portfolio.

Our Outlook

Going forward, we believe that the economy should provide a positive backdrop for growth stocks. We expect to see a continuation of the trend we've experienced over the past six months--slower economic growth, but not a recession, stable to declining interest rates, and moderate inflation.

   While this may be a positive economic environment for growth stocks, we will continue to evaluate companies on their individual merits. Investing in growth stocks can result in stock price changes in the short term. However, over the 29-year history of this Fund, we believe long-term investors have been rewarded for their commitment.

Sincerely,


[Miller, IV Signature]


William C. Miller, IV
Portfolio Manager and President
J.M. Hartwell, LP



-------------------------------------------------------------------------------
The J.M. Hartwell
Investment Discipline

Purchase Strategy--criteria used to evaluate the purchase of a stock for your
Fund:

* Bottoms up approach, individual company analysis

* Fast growing companies; minimum 20% earnings growth rate

* Durable and consistent earnings growth

* Long-term approach to investing; not influenced by short-term price swings

* $500 million market capitalization or larger

* Companies with an established and reliable earnings record

* Strong #1 or close #2 market position within industry

* Avoid cyclical businesses or heavily regulated industries

Sell Strategy--criteria used to evaluate when to eliminate a stock owned by your Fund:

* Deteriorating financial situation

* Original purchase determinants no longer valid

Overall Management Strategy

* Hands-on approach, meet/in contact with company management regularly

* Focus on the limited number of companies that are industry leaders

* Ignore short-term market fluctuations

* Concentrate on companies that will provide above-average capital appreciation over the long-term

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

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Your Fund's Performance

[typeset representation of mountain chart]
-------------------------------------------------------------------------------
Growth of an investment in
Keystone Hartwell Growth Fund Class A

In Thousands

                 Initial             Reinvested
                Investment         Distributions

9/85              9425                 9425
                 11268                12400
9/87             17862                21839
                 13786                16855
9/89             19629                23999
                 15572                19039
9/91             18442                26250
                 20646                30426
9/93             24143                35578
                 19915                32475
9/95             21900                40035

Total Value: $40,034

A $10,000 investment in Keystone Hartwell Growth Fund Class A made on September 30, 1985 with all distributions reinvested was worth $40,034 on September 30, 1995. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------



Twelve-Month Performance as of September 30, 1995
-------------------------------------------------

                            Class A   Class B    Class C
Total returns*               23.28%    22.10%     22.04%
Net asset value  9/30/94    $20.96    $20.80     $20.71
                 9/30/95    $23.05    $22.63     $22.51
Dividends                     None      None       None
Capital gains               $ 2.20    $ 2.20     $ 2.20

* Before deducting front-end or contingent deferred sales charge (CDSC) if applicable.

Historical Record as of September 30, 1995
------------------------------------------

Cumulative total returns       Class A      Class B     Class C
1-year w/o sales charge          23.28%      22.10%      22.04%
1-year                           16.19%      18.10%      22.04%
5-year                           98.19%        --          --
10-year                         300.34%        --          --
Life of Class                     --         15.00%      17.29%
Average Annual Returns
1-year w/o sales charge          23.28%      22.10%      22.04%
1-year                           16.19%      18.10%      22.04%
5-year                           14.66%        --          --
10-year                          14.88%        --          --
Life of Class                     --          6.67%       7.65%

Class A shares were introduced on September 10, 1968. Performance is reported at the current maximum front-end sales charge of 5.75%.

   Class B shares were introduced on August 2, 1993. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

   Class C shares were introduced on August 2, 1993. Performance reflects the return you would have received after holding shares for one year or more and redeeming after the end of that period.

   The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

   You may exchange your shares for another Keystone fund by phone or in writing for a $10 fee. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

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Keystone Hartwell Growth Fund

[typeset representation of line chart]

Growth of an Investment
-------------------------------------------------------------------------------
Comparison of change in value of a $10,000 investment in Keystone Hartwell Growth Fund Class A, the
Standard & Poor's 500 Stock Index and the Consumer
Price Index.

In Thousands                      September 30, 1985 through September 30, 1995

                             Standard & Poor's  Consumer
                                 500 Index       Price
               Class A           (S&P 500)       Index
9/85             9425              10000         10000
                12400              13162         10175
9/87            21839              18836         10619
                16855              16480         11062
9/89            23999              21828         11542
                19039              19766         12253
9/91            26250              25928         12668
                30426              28810         13047
9/93            35578              32552         13398
                32475              33754         13795
9/95            40035              43796         14146

S&P 500            $43,796
CPI                $14,146
Class A            $40,034

          Average Annual Total Return
          ---------------------------
          1 Year     5 Year    10 Year
Class A   16.19%     14.66%     14.88%
Class B   18.10%       -         6.67%*
Class C   22.04%       -         7.65%*

 Past performance is no guarantee of future results. The performance of Class B or Class C shares will be greater or less than the line shown based on differences in loads and fees paid the shareholder investing in the different classes.
*Class B and Class C shares were introduced August 2, 1993; performance is for life of class.
-------------------------------------------------------------------------------
This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Hartwell Growth Fund Class A

The Fund seeks capital appreciation from growth stocks with above-average appreciation potential. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. Standard & Poor's 500 Index (S&P 500)

The S&P 500 is a broad-based unmanaged index of common stock prices. It is comprised of stocks of the largest U.S. companies. These stocks are selected and compiled by Standard & Poor's Corporation according to criteria that may be unrelated to your Fund's investment objective.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

 These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

 This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the

PAGE 7
------------------------------------------------------------------------------

other important financial considerations such as safety, stability and consistency.

Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

 Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

PAGE 8
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Keystone Hartwell Growth Fund

SCHEDULE OF INVESTMENTS--September 30, 1995

                                      Number
                                        of         Market
                                      Shares        Value
---------------------------------     --------   -----------
COMMON STOCKS (99.4%)
BUSINESS SERVICES (13.7%)
Ceridian Corp. (a)                      9,000    $   399,375
Fritz Companies (a)                    12,000        884,250
General Motors Corp., Class E          15,000        682,500
Reuters Holdings ADR B                 21,000      1,110,375
---------------------------------      ------      ---------
                                                   3,076,500
---------------------------------      ------      ---------
CABLE/MEDIA (15.3%)
Capital Cities/ABC, Inc.               10,000      1,176,250
Lin Television Corp. (a)                3,942        122,202
Tele Communications, Inc., TCI
  Group, Class A (a)                   51,800        906,500
Tele Communications, Inc.,
  Liberty Media Group, Class A
  (a)                                  17,950        480,162
Viacom, Inc., Class A (a)              10,000        497,500
Viacom, Inc., Class B (a)               5,000        248,750
---------------------------------      ------      ---------
                                                   3,431,364
---------------------------------      ------      ---------
CELLULAR (11.0%)
Airtouch Communications (a)            20,000        612,500
Vanguard Cellular Systems, Inc.,
  Class A (a)                          15,000        384,375
Vodafone Group ADR                     36,000      1,476,000
---------------------------------      ------      ---------
                                                   2,472,875
---------------------------------      ------      ---------
CHEMICALS (5.6%)
Great Lakes Chemical Corp.             18,600      1,257,825
---------------------------------      ------      ---------
COMMUNICATIONS & EQUIPMENT (20.7%)
Cabletron Systems, Inc. (a)            21,000      1,383,375
DSC Communications Corp. (a)           17,000      1,007,250
Motorola, Inc.                         29,500      2,253,063
---------------------------------      ------      ---------
                                                   4,643,688
---------------------------------      ------      ---------
COMPUTER SOFTWARE (9.6%)
BMC Software, Inc. (a)                 10,000        460,000
Indigo N.V. (a)                         3,200         74,000
Microsoft Corp. (a)                    18,000      1,629,000
---------------------------------      ------      ---------
                                                   2,163,000
---------------------------------      ------      ---------
FINANCIAL SERVICES (9.6%)
Federal Home Loan Mortgage Corp.       10,700    $   739,638
Federal National Mortgage
  Association                           7,000        724,500
MGIC Investment Corporation            12,000        687,000
---------------------------------      ------      ---------
                                                   2,151,138
---------------------------------      ------      ---------
HEALTHCARE SERVICES (1.3%)
Apria Healthcare (a)                   12,000        297,000
---------------------------------      ------      ---------
INSURANCE (4.6%)
American International Group,
  Inc.                                 12,000      1,020,000
---------------------------------      ------      ---------
SEMICONDUCTOR (8.0%)
Intel Corp.                            30,000      1,803,750
---------------------------------      ------      ---------
TOTAL COMMON STOCKS
  (Cost--$12,822,923)                             22,317,140
---------------------------------      ------      ---------
                                     Maturity
                                       Value
---------------------------------      ------      ---------
REPURCHASE AGREEMENTS (0.6%)
State Street Bank and Trust Co.,
  5.250%, purchased 09/29/95
  (Collateralized by $115,000,
  U.S. Treasury Bonds, 8.875%,
  02/15/19) maturing 10/02/95
  (Cost--$140,000)                   $140,061        140,000
---------------------------------      ------      ---------
TOTAL INVESTMENTS
  (Cost--$12,962,923) (b)                         22,457,140
OTHER ASSETS AND LIABILITIES--NET
  (0.0%)                                               2,299
---------------------------------      ------      ---------
NET ASSETS (100%)                                $22,459,439
---------------------------------      ------      ---------

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income-producing security.

(b) The cost of investments for federal income tax purposes is $12,980,476. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at September 30, 1995 are as follows:

Gross unrealized appreciation   $9,611,777
Gross unrealized depreciation      (135,113)
                                   ---------
Net unrealized appreciation      $9,476,664
                                   =========

See Notes to Financial Statements.

PAGE 9
 ------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout the period)

                                                                                                 For the period
                                                                                                   January 1,
                                                                                                 1990 through
                                                       Year Ended September 30,                  September 30,
                                           1995       1994       1993       1992       1991           1990
-------------------------------------      ------     ------     ------     ------     ------    --------------
Net asset value beginning of period      $ 20.96    $ 25.41    $ 21.73    $ 19.41    $ 16.39        $ 19.98
-------------------------------------       ----       ----       ----       ----       ----       ------------
Income from investment operations:
Net investment loss                        (0.24)     (0.33)     (0.29)     (0.25)     (0.20)         (0.19)
Net gains (losses) on securities            4.53      (1.75)      3.97       3.27       5.59          (3.40)
-------------------------------------       ----       ----       ----       ----       ----       ------------
  Total from investment operations          4.29      (2.08)      3.68       3.02       5.39          (3.59)
-------------------------------------       ----       ----       ----       ----       ----       ------------
Less distributions:
Distributions from capital gains           (2.20)     (2.37)      0.00      (0.70)     (2.37)          0.00
-------------------------------------       ----       ----       ----       ----       ----       ------------
  Total distributions                      (2.20)     (2.37)      0.00      (0.70)     (2.37)          0.00
-------------------------------------       ----       ----       ----       ----       ----       ------------
Net asset value end of period            $ 23.05    $ 20.96    $ 25.41    $ 21.73    $ 19.41        $ 16.39
-------------------------------------       ----       ----       ----       ----       ----       ------------
Total return (c)                           23.28%     (8.72%)    16.94%     15.91%     37.88%        (17.97%)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                             1.85%(d)   2.05%      1.89%      2.11%      2.38%          3.00%(b)
 Net investment loss                       (1.15%)    (1.49%)    (1.27%)    (1.18%)    (1.15%)        (1.30%)(b)
Portfolio turnover rate                       34%        27%        42%        32%        53%            80%
-------------------------------------       ----       ----       ----       ----       ----       ------------
Net assets end of period (thousands)     $20,600    $19,971    $26,198    $25,697    $17,952        $13,960
-------------------------------------       ----       ----       ----       ----       ----       ------------

                                                        Year Ended December 31,
                                            1989          1988          1987          1986
-------------------------------------     ----------   ----------    ----------   ------------
Net asset value beginning of period       $ 14.82       $ 14.35       $ 12.01        $ 11.40
-------------------------------------      --------      --------      --------      ----------
Income from investment operations:
Net investment loss                         (0.24)        (0.28)        (0.11)         (0.21)
Net gains (losses) on securities             5.40          0.75          2.93           2.77
-------------------------------------      --------      --------      --------      ----------
  Total from investment operations           5.16          0.47          2.82           2.56
-------------------------------------      --------      --------      --------      ----------
Less distributions:
Distributions from capital gains             0.00          0.00         (0.48)         (1.95)
-------------------------------------      --------      --------      --------      ----------
  Total distributions                        0.00          0.00         (0.48)         (1.95)
-------------------------------------      --------      --------      --------      ----------
Net asset value end of period             $ 19.98       $ 14.82       $ 14.35        $ 12.01
-------------------------------------      --------      --------      --------      ----------
Total return (c)                            35.00%         3.14%        23.60%         24.51%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                              2.30%(a)      3.20%         2.70%          2.90%
 Net investment loss                        (1.30%)       (2.00%)       (0.90%)        (1.70%)
Portfolio turnover rate                        45%           39%          100%           102%
-------------------------------------      --------      --------      --------      ----------
Net assets end of period (thousands)      $18,590       $14,610       $25,887        $11,993
-------------------------------------      --------      --------      --------      ----------

Per share calculations for all periods are based on weighted average shares outstanding.

(a) Figure is net of expense reimbursement by Hartwell Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 2.70% for the year ended December 31, 1989.

(b) Annualized.

(c) Excluding applicable sales charges.

(d) The annualized expense ratio includes indirectly paid expenses for the year ended September 30, 1995. Excluding indirectly paid expenses, the annualized expense ratio would have been 1.84%.

See Notes to Financial Statements.

PAGE 10
 ------------------------------------------------------------------
Keystone Hartwell Growth Fund

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout the period)


                                                                           For the period
                                                                           August 2, 1993
                                                                         (Date of Initial
                                         Year Ended September 30,     Public Offering) to
                                               1995          1994      September 30, 1993
-------------------------------------     ----------   ----------    --------------------
Net asset value beginning of period          $20.80        $25.41                  $23.85
-------------------------------------      --------      --------      ------------------
Income from investment operations:
Net investment loss                           (0.41)        (0.52)                  (0.07)
Net gains (losses) on securities               4.44         (1.72)                   1.63
-------------------------------------      --------      --------      ------------------
  Total from investment operations             4.03         (2.24)                   1.56
-------------------------------------      --------      --------      ------------------
Less distributions:
Distributions from capital gains              (2.20)        (2.37)                   0.00
-------------------------------------      --------      --------      ------------------
  Total distributions                         (2.20)        (2.37)                   0.00
-------------------------------------      --------      --------      ------------------
Net asset value end of period                $22.63        $20.80                  $25.41
-------------------------------------      --------      --------      ------------------
Total return (b)                              22.10%        (9.40%)                  6.54%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                2.78%(c)      3.04%                   3.42%(a)
 Net investment loss                          (2.06%)       (2.45%)                 (2.80%)(a)
Portfolio turnover rate                          34%           27%                     42%
-------------------------------------      --------      --------      ------------------
Net assets end of period (thousands)         $1,150          $498                     $44
-------------------------------------      --------      --------      ------------------

Per share calculations for all periods are based on weighted average shares outstanding.

(a) Annualized.

(b) Excluding applicable sales charges.

(c) The annualized expense ratio includes indirectly paid expenses for the year ended September 30, 1995. Excluding indirectly paid expenses, the annualized expense ratio would have been 2.77%.

See Notes to Financial Statements.

PAGE 11
 ------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout the period)


                                                                           For the period
                                                                           August 2, 1993
                                                                         (Date of Initial
                                          Year Ended September 30,    Public Offering) to
                                               1995          1994      September 30, 1993
-------------------------------------     ----------   ----------    --------------------
Net asset value beginning of period          $20.71        $25.41                  $23.85
-------------------------------------      --------      --------      ------------------
Income from investment operations:
Net investment loss                           (0.41)        (0.51)                  (0.01)
Net gains (losses) on securities               4.41         (1.82)                   1.57
-------------------------------------      --------      --------      ------------------
  Total from investment operations             4.00         (2.33)                   1.56
-------------------------------------      --------      --------      ------------------
Less distributions:
Distributions from capital gains              (2.20)        (2.37)                   0.00
-------------------------------------      --------      --------      ------------------
  Total distributions                         (2.20)        (2.37)                   0.00
-------------------------------------      --------      --------      ------------------
Net asset value end of period                $22.51        $20.71                  $25.41
-------------------------------------      --------      --------      ------------------
Total return (b)                              22.04%        (9.80%)                  6.54%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                2.78%(c)      3.11%                   0.37%(a)
 Net investment loss                          (2.06%)       (2.47%)                 (0.14%)(a)
Portfolio turnover rate                          34%           27%                     42%
-------------------------------------      --------      --------      ------------------
Net assets end of period (thousands)           $709          $224                     $27
-------------------------------------      --------      --------      ------------------

Per share calculations for all periods are based on weighted average shares outstanding.

(a) Annualized

(b) Excluding applicable sales charges.

(c) The annualized expense ratio includes indirectly paid expenses for the year ended September 30, 1995. Excluding indirectly paid expenses, the annualized expense ratio would have been 2.77%.

See Notes to Financial Statements.

PAGE 12
 ------------------------------------------------------------------
Keystone Hartwell Growth Fund

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

 -------------------------------------------------------------------
Assets:
 Investments at market value (identified cost--
   $12,962,923) (Note 1)                                $22,457,140
 Cash                                                         2,149
 Receivable for:
  Fund shares sold                                            3,000
  Dividends and interest                                      8,860
 Prepaid expenses and other assets                           27,576
 -------------------------------------------------------------------
   Total assets                                          22,498,725
 -------------------------------------------------------------------
Liabilities:
 Payable for:
  Fund shares redeemed                                        6,835
  Due to Investment Adviser (Note 4)                         21,860
 Accrued reimbursable expenses (Note 4)                       2,008
 Other accrued expenses                                       8,583
 -------------------------------------------------------------------
   Total liabilities                                         39,286
 -------------------------------------------------------------------
Net assets                                              $22,459,439
 -------------------------------------------------------------------
Net assets represented by (Notes 1 and 3):
 Paid-in-capital                                        $ 9,823,811
 Accumulated net realized gains (losses) on
  investment  transactions                                3,141,411
 Net unrealized appreciation (depreciation) on
   investments                                            9,494,217
 -------------------------------------------------------------------
   Total net assets                                     $22,459,439
 -------------------------------------------------------------------
Net asset value (Notes 1 and 2):
 Class A Shares
  Net assets of $20,600,309 / 893,553 shares
    outstanding                                               $23.05
  Offering price per share ($23.05 / 0.9425) (based
    on sales charge of 5.75% of the offering price
    at September 30, 1995)                                    $24.46
 Class B Shares
  Net assets of $1,150,095 / 50,813 shares
    outstanding                                               $22.63
 Class C Shares
  Net assets of $709,035 / 31,500 shares outstanding          $22.51
 -------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended September 30, 1995

Investment income: (Note 1)
Dividends (less foreign withholding
   tax of $6,730)                                 $  116,114
Interest                                              26,850
 -----------------------------------------------------------
 Total income                                        142,964
 -----------------------------------------------------------
Expenses (Notes 2, 4, and 5):
Management fee                        $160,769
Transfer agent fees                     83,519
Accounting, auditing, and legal         28,917
Printing                                22,027
Custodian fees                          22,908
Distribution Plan expenses              27,379
Registration fees                       47,148
Miscellaneous expenses                   1,502
 -----------------------------------------------------------
 Total expenses                        394,169
 Less: Expenses paid indirectly
    (Note 4)                            (2,174)
 -----------------------------------------------------------
 Net expenses                                        391,995
 -----------------------------------------------------------
Net loss from operations                            (249,031)
 -----------------------------------------------------------
Net Realized and unrealized gain (loss)
   on investment transactions (Notes 1 and 3):
Net realized gain (loss) on
   investment transactions                         3,551,166
 -----------------------------------------------------------
Net change in unrealized
   appreciation (depreciation) on
   investment transactions:                        1,076,375
 -----------------------------------------------------------
Net gain on investments                            4,627,541
 -----------------------------------------------------------
Net increase in net assets
  resulting  from operations                      $4,378,510
 -----------------------------------------------------------

See Notes to Financial Statements.

PAGE 13
 ------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                Year Ended September 30,
                                                                                  1995           1994
 ========================================================================================================
Operations:
Net loss from operations                                                      $  (249,031)   $  (352,633)
Net realized gain on investment transactions                                    3,551,166      2,368,697
Net change in unrealized appreciation (depreciation) on investments             1,076,375     (4,183,686)
 --------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations               4,378,510     (2,167,622)
 --------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on investment transactions (Note 5):
Class A Shares                                                                 (2,039,209)    (2,402,151)
Class B Shares                                                                    (59,908)       (11,026)
Class C Shares                                                                    (25,743)        (7,786)
 --------------------------------------------------------------------------------------------------------
 Total distributions to shareholders                                           (2,124,860)    (2,420,963)
 --------------------------------------------------------------------------------------------------------
Capital share transactions (Note 2):
Proceeds from shares sold
 Class A Shares                                                                   556,392        899,593
 Class B Shares                                                                   718,805        532,806
 Class C Shares                                                                   564,290        278,625
Payments for shares redeemed
 Class A Shares                                                                (3,781,942)    (4,719,055)
 Class B Shares                                                                  (242,274)       (54,343)
 Class C Shares                                                                  (181,910)       (64,676)
Net asset value of shares issued in reinvestment of dividends and distributions:
 Class A Shares                                                                 1,798,447      2,126,056
 Class B Shares                                                                    57,500         10,678
 Class C Shares                                                                    23,782          2,877
 --------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from capital share transactions           (486,910)      (987,439)
 --------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets                                       1,766,740     (5,576,024)

Net assets:
Beginning of year                                                              20,692,699     26,268,723
 --------------------------------------------------------------------------------------------------------
End of year [including accumulated distribution in excess of net investment
  income as follows: September 1995--$0 and September 1994--($352,633)]       $22,459,439    $20,692,699
 ========================================================================================================

See Notes to Financial Statements.

PAGE 14
-------------------------------------
Keystone Hartwell Growth Fund

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Hartwell Growth Fund (formerly Keystone America Hartwell Growth Fund, Inc.) (the "Fund") is a nondiversified, open-end investment company (mutual fund). The Fund was incorporated in New York on November 30, 1965 and began operations on March 31, 1966. Prior to January 30, 1995, Hartwell Keystone Advisers, Inc. ("Hartwell Keystone"), a wholly-owned subsidiary of Keystone Investment Management Co. (formerly Keystone Custodian Funds, Inc.) ("Keystone") was the Fund's investment adviser. Effective January 30, 1995 Keystone became the Fund's investment adviser. On May 30, 1995, the Fund was reorganized as a Massachusetts Business Trust.

   J.M. Hartwell Limited Partnership (formerly Hartwell Management Company, Inc.) ("Hartwell") acts as subadviser to the Fund pursuant to a Sub- Advisory Agreement with Keystone. Subject to the supervision of the Fund's Board of Trustees and Keystone, Hartwell provides the Fund and Keystone with investment research, advice, information and securities recommendations.

   The Fund currently issues three classes of shares. Class A Shares are sold subject to a maximum sales charge of 5.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge which varies depending on when shares were purchased and how long they have been held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year of purchase. Class C shares are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the Fund's principal underwriter.

   Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A. Investments are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair: (a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value, or if no sale occurred.

   Short-term investments, if purchased with maturities of sixty days or less, are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased, which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium

PAGE 15
 ------------------------------------------------------------------

or accretion of discount) which, when combined with accrued interest, approximates market.

B. Securities transactions are accounted for on the day following the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Distributions to the shareholders are recorded by the Fund at the close of business on the record date.

C. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund is relieved of any federal income or excise tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid excise tax liability by making the required distributions under the Internal Revenue Code.

D. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

E. The Fund distributes net investment income and net capital gains, if any, annually. Distributions are determined in accordance with income tax regulations. The significant difference between financial statement amounts available for distribution and distributions made in accordance with income tax regulations is due to the differing treatment of net operating losses for financial statement and federal income tax purposes.

(2.) Capital Share Transactions

Fifteen million shares each of Class A, B, C, E, and F and fifty million shares of Class D of the Fund, each with a par value of $1.00, are authorized for issuance. Currently, only Class A, B, and C shares are outstanding. Transactions in shares of the Fund were as follows:

                                             Class A Shares
                                       --------------------------
                                        Year Ended September 30,
                                          1995           1994
 ================================================================
Shares sold                               26,726         40,253
Shares redeemed                         (184,792)      (214,184)
Shares issued in reinvestment of
  dividends and distributions             98,925         95,596
 ----------------------------------------------------------------
Net decrease                             (59,141)       (78,335)
 ----------------------------------------------------------------

PAGE 16
 ------------------------------------------------------------------
Keystone Hartwell Growth Fund

                                             Class B Shares
                                       --------------------------
                                        Year Ended September 30,
                                          1995           1994
 ================================================================
Shares sold                              35,697         24,285
Shares redeemed                         (12,016)        (2,541)
Shares issued in reinvestment of
  dividends and distributions             3,194            481
 ----------------------------------------------------------------
Net increase                             26,875         22,225
 ----------------------------------------------------------------

                                             Class C Shares
                                       --------------------------
                                        Year Ended September 30,
                                          1995           1994
 ================================================================
Shares sold                              28,600         12,767
Shares redeemed                          (9,229)        (3,158)
Shares issued in reinvestment of
  dividends and distributions             1,328            129
 ----------------------------------------------------------------
Net increase                             20,699          9,738
 ----------------------------------------------------------------

   The Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act").

   The Class A Distribution Plan provides for payments that are currently limited to 0.25% annually of the average daily net asset value of Class A shares, to pay expenses of the distribution of Class A shares. Amounts paid by the Fund to KIDC under the Class A Distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of 0.25% of the average net asset value of the shares sold by such others and remaining outstanding on the books of the Fund for specified periods.

   The Class B Distribution Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Amounts paid by the Fund under the Class B Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase normally equal to 4.00% of the price paid for each share sold plus the first year's service fee in advance of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the dealer or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B shares maintained by such others and remaining outstanding on the Fund's books for specified periods. A contingent deferred sales charge will be imposed, if applicable, on Class B shares purchased on or after June 1, 1995 at rates ranging from a maximum of 5% of amounts redeemed during the first 12 months following the date of purchase to 1% of amounts redeemed during the sixth twelve-month period following the date of purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years following the month of purchase will automatically convert to Class A shares without a front end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

   The Class C Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares, to pay expenses of the distribution of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share. Beginning approximately 15 months after purchase, the dealer or other party will receive a commission at an annual rate of 0.75% (subject to applicable limitations imposed by

PAGE 17
------------------------------------------------------------------

the rules of the National Association of Securities Dealers, Inc.) ("NASD Rule") plus service fees at an annual rate of 0.25%, respectively, of the average net asset value of each Class C share maintained by such others and remaining outstanding on the Fund's books for specified periods.

   Each of the Distribution Plans may be terminated at any time by a vote of the Independent Trustees or by a vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, at the discretion of the Board of Trustees, payments to KIDC may continue as compensation for its services which had been earned while the Distribution Plan was in effect.

   During the year ended September 30, 1995, the Fund paid KIDC $15,075 under its Class A Distribution Plan. The Fund paid KIDC $7,699 for Class B shares sold prior to June 1, 1995, and $254 for Class B shares sold on or after June 1, 1995. The Fund paid KIDC $4,351 under its Class C Distribution Plan.

   Under the NASD Rule, the maximum uncollected amounts for which KIDC may seek payment from the Fund under its Class B Distribution Plans were $50,304 for Class B shares purchased prior to June 1, 1995, and $7,163 for Class B shares purchased on or after June 1, 1995. The maximum uncollected amount for which KIDC may seek payment from the Fund under its Class C Distribution Plan was $45,643 as of September 30, 1995.

   Presently, the Fund's class-specific expenses are limited to Distribution Plan expenses incurred by a class of shares.

(3.) Securities Transactions

Purchases and sales of investment securities (including proceeds received at maturity) for the year ended September 30, 1995, were as follows:

                              Cost of        Proceeds
                             Purchases      From Sales
 ======================================================
Portfolio securities       $  6,851,081    $  7,993,406
Short-term investments      149,583,000     149,783,000
 ------------------------------------------------------
                           $156,434,081    $157,776,406
 ------------------------------------------------------

(4.) Investment Management Agreement and Other Transactions

The Fund pays Keystone a basic monthly advisory fee calculated by applying percentage rates, starting at 1.0% and declining as net assets increase, to 0.65% to the Fund's average daily net asset value during the latest 12 months (a moving average method). The basic advisory fee of the Fund is subject to an incentive adjustment, by which the basic fee may be increased or decreased by up to 1/2 of 1% of the average daily net asset value during the latest 12 months (a moving average method) of the Fund depending upon the performance of the Fund relative to the Standard and Poor's Index of 500 Stocks (S&P
500).

   During the period from October 1, 1994 through January 31, 1995 the Fund paid or accrued to Hartwell Keystone $92,468 of which $33,449 was paid to Hartwell Management Company, Inc., the former subadviser. During the period from January 31, 1995 through September 30, 1995 the Fund paid or accrued to Keystone $68,301 of which $34,981 was paid to Hartwell.

   During the year ended September 30, 1995, the Fund paid or accrued $18,301 to KIRC and KII for reimbursement of certain accounting services. The Fund paid or accrued $83,519 to KIRC for transfer agent fees.

   The Fund is subject to certain state annual expense limits, the most restrictive of which is as follows: 2.5% of the first $30 million of fund average net assets; 2.0% of the next $70 million of fund average

PAGE 18
 ------------------------------------------------------------------
Keystone Hartwell Growth Fund

net assets; and 1.5% of fund average net assets over $100 million.

   Keystone has agreed to reimburse the Fund annually for certain operating expenses incurred by the Fund in excess of the applicable state expense limit. However, Keystone is not required to make such reimbursement to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.

   The Fund has entered into an expense offset arrangement with its custodian. For the year ended September 30, 1995, the Fund paid custody fees in the amount of $20,734 and received a credit of $2,174 pursuant to the expense offset arrangement, resulting in a total expense of $22,908. The assets deposited with the custodian under the expense offset arrangement could have been invested in income-producing assets.

   Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund. Currently the Independent Trustees receive no compensation for their services.

(5.) Distributions to Shareholders

The Fund intends to distribute to its shareholders dividends from net investment income, if any, annually and all net taxable realized long-term capital gains, if any, at least annually. Any distribution which is declared in December and paid before February 1 of the following year will be taxable to shareholders in the year declared.

(6.) Shareholder Meeting

A Special Meeting of Shareholders was held on January 30, 1995. The following is a brief description of the matters which were submitted to shareholders, and certain information about how shareholders voted:

   1. Proposal 1 was to approve the reorganization of the Fund as a Massachusetts business trust, pursuant to which the existing Board of Directors would become the Board of Trustees of the new entity, and the present adviser and subadviser to the Fund would remain the same.*

      FOR           AGAINST         ABSTAIN
--------------      ---------      ----------
710,302.605        43,874.511     37,893.274

   2. Proposal 2 was to approve an Investment Advisory Agreement between the Fund and Keystone.

      FOR           AGAINST         ABSTAIN
--------------      ---------      ----------
633,178.701        33,372.556     55,037.624

   3. Proposal 3 was to approve a SubAdvisory Agreement between Keystone and Hartwell Management.

      FOR           AGAINST         ABSTAIN
--------------      ---------      ----------
616,559.841        46,770.513     58,258.527

   4. Proposal 4 was to select KPMG Peat Marwick LLP as the independent public accountant of the Fund for the 1995 fiscal year.

      FOR           AGAINST         ABSTAIN
--------------      ---------      ----------
667,577.826        12,108.043     41,903.012

   *Action on Proposal 1 was postponed and the meeting adjourned until March 29, 1995, at which time the required vote was received and the proposal approved.

PAGE 19
 ------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Hartwell Growth Fund

We have audited the accompanying statement of assets and liabilities of Keystone Hartwell Growth Fund (formerly Keystone America Hartwell Growth Fund, Inc.), including the schedule of investments as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period ended September 30, 1995 for Class A Shares and for each of the years in the two-year period ended September 30, 1995 and the period from August 2, 1993 (Date of Initial Public Offering) to September 30, 1993 for Class B and Class C Shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Class A financial highlights for the period from January 1, 1990 to September 30, 1990, and for each of the years in the four-year period ended December 31, 1989, were audited by other auditors whose report dated November 7, 1990 expressed an unqualified opinion on those financial highlights.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Hartwell Growth Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Boston, Massachusetts
October 27, 1995

 -----------------------------------------------------------------------------

FEDERAL TAX STATUS--FISCAL 1995 DISTRIBUTIONS (Unaudited)

   A distribution of $2.20 per share of net long-term capital gains was paid during the fiscal year ended September 30, 1995.

   In January of 1996 we will send you complete information on distributions paid during the calendar year 1995 to help you in completing your federal tax return.

[FRONT COVER]

                                   KEYSTONE

                       [photo of dad & son riding bike]

                                   HARTWELL
                                 GROWTH FUND

                               [Keystone logo]

                                ANNUAL REPORT
                              SEPTEMBER 30, 1995

[BACK COVER]

                               KEYSTONE AMERICA
                               FAMILY OF FUNDS
                                  [diamond]
                     Capital Preservation and Income Fund
                          Government Securities Fund
                         Intermediate Term Bond Fund
                            Strategic Income Fund
                               World Bond Fund
                             Tax Free Income Fund
                       California Insured Tax Free Fund
                            Florida Tax Free Fund
                         Massachusetts Tax Free Fund
                            Missouri Tax Free Fund
                        New York Insured Tax Free Fund
                          Pennsylvania Tax Free Fund
                             Texas Tax Free Fund
                            Fund for Total Return
                          Global Opportunities Fund
                     Hartwell Emerging Growth Fund, Inc.
                             Hartwell Growth Fund
                                  Omega Fund
                             Fund of the Americas
                          Strategic Development Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone at 1-800-343-2898.

[Keystone logo] KEYSTONE
                INVESTMENTS

                P.O. Box 2121
                Boston, Massachusetts 02106-2121

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